UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 16, 2005


                              110 MEDIA GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                           0-29462             13-4127624
------------------                          -------             ----------
(State or other jurisdiction              (Commission          (IRS Employer
 of incorporation)                          File No.)       Identification No.)


95 Broadhollow Road, Melville, New York                               11747
---------------------------------------                               -----
(Address of principal executive offices)                            (Zip Code)


                                 (631) 385-0007
              (Registrant's telephone number, including area code)


                                       N/A
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02 Resignation of Director

      On August 16, 2005, Mr. Raymond Barton and Mr. Tim Schmidt resigned as officers and directors of the Company, effective immediately. Simultaneously therewith, Mr. Darren Cioffi, the Company's Chief Financial Officer was elected as the Company's sole director and appointed to serve as Secretary of the Corporation.

Item 9.01 Financial Statements and Exhibits

      c)    Exhibits

            99.1  Letter of Resignation from Raymond Barton dated August 16,
                  2005.

            99.2  Letter of Resignation from Tim Schmidt dated August 16, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   110 MEDIA GROUP,  INC.
                                                   (Registrant)


Date:   August 17, 2005                            By: /s/ Darren Cioffi
                                                       -----------------------
                                                       Darren Cioffi
                                                       Chief Financial Officer